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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MARKETAXESS HOLDINGS INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM EDT MARKETAXESS HOLDINGS INC. 55 HUDSON YARDS 15TH FLOOR NEW YORK, NY 10001 V92439-P42419 You invested in MARKETAXESS HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2026 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/MKTX2026 *Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. These items of business are more fully described in the Proxy Statement. Please follow the instructions on the reverse side to access the Proxy Statement and other proxy materials and vote on these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Carlos M. Hernandez For 1b. Christopher R. Concannon For 1c. Nancy Altobello For 1d. Steven L. Begleiter For 1e. Jane Chwick For 1f. Douglas A.Cifu For 1g. William F. Cruger For 1h. Kourtney Gibson For 1i. Roberto Hoornweg For 1j. Richard G. Ketchum For 1k. Emily H. Portney For 1l. Kenneth T. Schiciano For 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2026 Proxy Statement. For 4. If properly presented, a stockholder proposal regarding changes to existing stockholder special meeting right. Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V92440-P42419